                                                          EXHIBIT 10.38

                                                         EXECUTION COPY



                  SECOND AMENDMENT, dated as of June 28, 1995, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 30, 1994 (as amended by the First Amendment thereto, dated as of March 29, 1995, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC., a Delaware corporation, as borrower (the "Company"), HOME SHOPPING CLUB, INC., a Delaware corporation, as guarantor (the "Guarantor"), the banks signatory thereto (individually, a "Bank" and collectively, the "Banks"), LTCB TRUST COMPANY, as Agent, BANK OF MONTREAL and THE BANK OF NEW YORK COMPANY, INC., each as a Co-Agent (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                   WHEREAS, the Company and the Guarantor have requested, and the Banks and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement to change the rate of interest and certain fees and to provide for certain other matters as provided herein;

                   NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                   SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this Second Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

                   SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the fulfillment of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                   (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth in such Section in its entirety and replacing it with the following:

                        "Applicable Margin" shall mean:

                        (i) at any time when none of the covenants set forth in
                 Section 9.20 hereof is in effect or, on or after January 1, 1996 (even if said Section 9.20 is in effect), when the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis (for the four-Fiscal Quarter period most recently ended for which financial statements have been delivered to the

                 Administrative Agent and the Banks in accordance with Section
                 9.1 hereof) is less than or equal to 4.0:1, (a) with respect to LIBOR Loans, 1.625% minus the Margin Adjustment (if any) in effect at such time, and (b) with respect to Prime Rate Loans, 0.625% minus the Margin Adjustment (if any) in effect at such time; provided, that in no event shall the Applicable Margin be less than 0%; or

                         (ii) at any time when any of the covenants set forth
                 in Section 9.20 hereof are in effect and, on or after January 1, 1996, when the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis (for the four-Fiscal Quarter period as aforesaid) is greater than 4.0:1, (a) with respect to LIBOR Loans, 2.125%, and (b) with respect to Prime Rate Loans, 1.125%; provided, that if on any day (when such covenants are in effect and such Total Debt Ratio is as stated in this clause (ii)) on or after January 1,1996 the aggregate principal amount of all Loans outstanding under this Agreement shall be less than or equal to $95,000,000, the Applicable Margin for such day shall be (1) with respect to LIBOR Loans, 1.875%, and (2) with respect to Prime Rate Loans, 0.875%.

                 (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the end of the definitio of "Facility Fee Rate" set forth in such Section, immediately before the period:

                 ; and provided, further, that at any time when any of the covenants set forth in Section 9.20 hereof is in effect, the Facility Fee Rate shall be 0.375%.

                 (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the end of the definition of "Margin Adjustment" set forth in such Section, immediately before the period:

                 ; and provided, further, that no Margin Adjustment shall apply at any time when any of the covenants set forth in Section
                 9.20 hereof is in effect.

                 (d) Section 1.1 is hereby amended by adding the following new definitions thereto in the appropriate alphabetical position:


                            "Second Amendment" shall mean the Second Amendment
                  to this Agreement dated as of June 28, 1995.



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                            "Second Amendment Effective Date" shall have the
                 meaning assigned to that term in Section 4 of the Second Amendment.

                 (e) Section 1.2(a) is hereby amended by deleting the words "Sections 9.11, 9.12 and 9.13" appearing in the second sentence thereof, and replacing them with the words "Sections 9.11, 9.12, 9.13, 9.19, 9.20 and 9.21".

                 (f) Section 3.2(b) of the Credit Agreement is hereby amended by adding the following proviso at the end of said Section, immediately before the semicolon:

                 ; provided, that at any time when any of the covenants set forth in Section 9.20 are in effect, the spread over the applicable Federal Funds Rate shall be 2.625% per annum.

                 (g) In Section 7.2(b) of the Credit Agreement, each of the references to "December 31, 1993" shall be amended to read "December 31, 1994", and the words "date of this Agreement" shall be amended to read "date of the Second Amendment".

                 (h) The first sentence of Section 8.2 of the Credit Agreement is hereby amended by deleting the reference therein to "September 30, 1994" and replacing it with "March 31, 1995", and by deleting the words "three-Fiscal Quarter" and replacing them with "Fiscal Quarter".

                 (i) The last sentence of Section 8.2 of the Credit Agreement shall be amended to read in its entirety as follows:

                 Since December 31, 1994, there has been no material adverse change in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) from that set forth in such financial statements as at such date, except as disclosed in writing to the Banks (including, without limitation, in financial data furnished to the Banks) prior to the date of the Second Amendment.

                 (j) Section 8.9(a) of the Credit Agreement is amended to read in its entirety as follows:

                 (a) United States Federal income tax returns of the Company, the Guarantor and the Subsidiaries have been examined and closed through Fiscal 1989, have been examined for Fiscal 1990 and 1991, and are under examination for Fiscal 1992, 1993 and 1994.

                 (k) Section 8.11 of the Credit Agreement is amended by deleting the date "December 31, 1993" and replacing it with the date "December 31, 1994", and by deleting the words "Footnotes D and G" in clause (a) of said Section and replacing them with the words "Footnotes D and H".

                 (l) Section 9.1(b) of the Credit Agreement is hereby amended by deleting the words "9.17 or 9.18 hereof" and replacing them with the words "9.17, 9.18, 9.19, 9.20 or 9.21 hereof".

                 (m) The final paragraph of Section 9.1 of the Credit Agreement is hereby amended by (1) amending the words "Sections 9.11, 9.12 and 9.13 hereof" in clause (ii) thereof to read "Sections 9.11, 9.12, 9.13, 9.19 and
9.21 hereof", and (2) adding the following text to the end of the final paragraph thereof:

                 For each period for which any of the covenants in Section 9.20 is in effect, the Company and the Guarantor shall continue to furnish to the Administrative Agent all financial information, notices and calculations pursuant to this Section 9.1 as if the covenants in Sections 9.11, 9.12 and 9.19 had remained in effect. In addition, the Company and the Guarantor will furnish to the Administrative Agent, with sufficient copies for the Banks, at the time when it furnishes each set of financial statements pursuant to Section 9.1(a) or (b), a certificate of a senior financial officer of the Company and the Guarantor setting forth in reasonable detail the computations necessary to determine whether the Company and the Guarantor are in compliance with Section 9.20 hereof. Said certificate may, at the option of the Company and the Guarantor, form a part of the certificate otherwise accompanying such financial statements in accordance with this final paragraph of Section 9.1. The obligation of the Company and the Guarantor to furnish information with respect to compliance with Section 9.20 shall survive the termination of
                 Section 9.20 for such period as may be necessary to determine such compliance from the financial statements of the Company and its Subsidiaries.

                 (n) Section 9.7 of the Credit Agreement is hereby amended by replacing the words "any Person" in the sixth line of said Section with the words "to any Person"; by deleting the word "and" at the end of clause (ii) thereof; by deleting the period



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


at the end of clause (iii) thereof and replacing it with the word "; and"; and by adding the following new clause (iv):

                        (iv) sales by the Company or any Material Subsidiary of
                 the shares of capital stock of any Non-Material Subsidiary on an arm's length basis for at least fair consideration, so long as such Non-Material Subsidiary, together with all other Non-Material Subsidiaries with respect to which there has been, since the date of this Agreement, such a sale of shares, does not constitute a Material Subsidiary Group.

                 (o) Section 9.11 of the Credit Agreement is hereby amended by adding the following proviso to the end of said Section, immediately before the period:

                 ; provided, that the covenants in this Section are subject to
                 Section 9.20 hereof at such times as said Section 9.20 is in effect.

                 (p) Section 9.12 of the Credit Agreement is hereby amended by adding the following sentence to the end of said Section, as a new indented paragraph:

                      Notwithstanding the foregoing, the covenants in this
                 Section 9.12 are subject to Section 9.20 hereof at such times as said Section 9.20 is in effect.

                 (q) Section 9.19 of the Credit Agreement is hereby amended by adding to the following proviso to the end of said Section, immediately prior to the period:

                 ; provided, that the covenants in this Section are subject to
                 Section 9.20 hereof at such times as said Section 9.20 is in effect.

                 (r) Section 9 is hereby amended by adding at the end thereof the following new Sections 9.20 and 9.21:

                      9.20. Alternative Financial Covenants. At any time during
                 the period from the Second Amendment Effective Date until this
                 Section 9.20 shall cease to be in effect as provided in clause
                 (g) hereof, the Company's obligation to comply with the covenants in Sections 9.11, 9.12 and 9.19 hereof shall be suspended, and instead the Company and its Subsidiaries will be obligated to comply with all of the following covenants set forth in this Section 9.20:

                      (a) The Company shall not permit the Operating Cash Flow
                 of the Company and its Subsidiaries on a consolidated basis for each of the following Fiscal Quarters to be less than the following amounts:

                           Fiscal Quarter Ending                   Amount
                           ---------------------                   ------

                           June 30, 1995                        ($ 6,500,000)

                           September 30, 1995                    $ 5,000,000

                           December 31, 1995                     $14,000,000.

                      (b) The Company shall not permit the Operating Cash Flow
                 of the Company and its Subsidiaries on a consolidated basis for the four-Fiscal Quarter Period ending March 31, 1996 to be less than $25,000,000.

                      (c) The Company shall maintain the Total Debt Ratio of
                 the Company and its Subsidiaries on a consolidated basis at not greater than 4.0:1 at all times from and including March 31, 1996 to but not including June 30, 1996, and not greater than 3.0:1 on June 30, 1996.

                      (d) The Company shall not, and shall not permit any of
                 its Subsidiaries to, incur or assume any Indebtedness whatsoever (other than (i) loans, not under this Agreement, outstanding on March 31, 1995, but not any extension, renewal, refinancing or replacement thereof, and (ii) Loans to the Company under this Agreement in accordance with Section 9.20(e) hereof) unless the financial statements of the Company and its Subsidiaries on a consolidated basis, delivered to the Administrative Agent and the Banks in accordance with Sections 9.1(a) or (b) hereof, show that the Total Debt Ratio of the Company and its Subsidiaries on a consolidated basis, for the four-Fiscal Quarter period most recently ended on the date of the incurrence or assumption of such Indebtedness and covered by such financial statements, was less than or equal to 3.0:1.

                      (e) The Company shall not incur or suffer to remain
                 outstanding any Loans under this Agreement at any time prior to March 31, 1996, except for Loans in such amounts that the aggregate principal amount of all Loans outstanding under this Agreement shall not exceed



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

the following amounts at any time during the following periods:

                                                              Maximum Aggregate
                           Period                             Principal Amount
                           ------                             ----------------
                 At any time on or after the
                 Second Amendment Effective
                 Date and on or prior
                 to June 30, 1995                             $ 75,000,000

                 After June 30, 1995
                 and on or prior to
                 September 30, 1995                           $105,000,000

                 After September 30,
                 1995 and prior to
                 December 31, 1995                            $115,000,000

                 On or after December 31,
                 1995 and prior to
                 January 31, 1996                             $105,000,000

                 On or after January 31,
                 1996 and prior to
                 March 31, 1996                               $100,000,000;

                 provided, that the foregoing limitations on Indebtedness shall not be deemed to reduce the amount of any Bank's Commitment for any purposes of this Agreement (including, without limitation, Section 2.4 hereof or Section 5 hereof).

                      (f) The Company will not, and will not permit any of its
                 Subsidiaries to, cause any letter of credit to be issued for its account, or otherwise be or become directly or indirectly obligated for the reimbursement of any letter of credit, other than Trade Letters of Credit (as hereinafter defined) in an aggregate stated amount which, when aggregated with the amount of all unreimbursed drawings under all letters of credit of the Company and its Subsidiaries, does not exceed the following amounts during each of the following periods:

                           Period                     Maximum Aggregate Amount
                           ------                     ------------------------
                 At June 30, 1995                           $ 15,000,000

                 After June 30, 1995

                 and prior to
                 September 30, 1995                         $ 25,000,000

                 On or after September 30,
                 1995 and prior to
                 December 31, 1995                          $ 25,000,000

                 On or after December 31,
                 1995 and prior to
                 June 30, 1996                              $ 20,000,000.

                 As used in this Section 9.20(e), "Trade Letter of Credit" shall mean a trade letter of credit issued for the account of the Company or any of its Subsidiaries or for the reimbursement of draws under which the Company or any Subsidiary may be directly or indirectly obligated, in either case in the ordinary course of business of the Company or such Subsidiary, as the case may be, in favor of one or more vendors of merchandise sold or to be sold to the Company or such Subsidiary in the ordinary course of the business of the Company or such Subsidiary, providing for or securing the payment by the Company or such Subsidiary for such merchandise, pursuant to the terms of which letter of credit (or any application, reimbursement agreement or similar document in connection therewith) (A) the Company or such Subsidiary, as the case may be, is obligated to reimburse the issuer thereof for any drawing thereunder on the date of such drawing and (B) such issuer extends no other credit thereunder to the Company or any Subsidiary.

                           (g) The covenants set forth in this Section 9.20 shall cease to be in effect on June 30, 1996, unless the financial statements for any Fiscal Quarter ended prior to that date, when delivered to the Administrative Agent and the Banks in accordance with
         Section 9.1(a) or (b) hereof, show that the Company and its Subsidiaries have complied with all of the covenants in this Agreement other than this Section 9.20 (such compliance to include, without limitation, compliance with Sections 9.11, 9.12 and 9.19 hereof without regard to the final proviso to each thereof), for the four-Fiscal Quarter period then ended, in which case the covenants in this Section 9.20 shall not apply to such four-Fiscal Quarter period or to any subsequent period. Commencing on June 30, 1996 or such earlier date on which this Section 9.20 no longer applies, as aforesaid (and for each period to which this Section 9.20 no longer applies, and for all periods thereafter), the Company and its

         Subsidiaries shall be obligated to perform and comply with each of Sections 9.11, 9.12 and 9.19 hereof without regard to the final provision to each thereof (as well as all other covenants set forth in this Agreement) as if this Section 9.20 had not existed, and any failure to be in compliance with such covenants on or after such date shall be an Event of Default.

                      9.21. Current Ratio. The Company will maintain the ratio of current assets to current liabilities (each as defined by GAAP) of the Company and its Subsidiaries on a consolidated basis at not less than 1.01:1 as at the end of each Fiscal Quarter.

                      (s) References in the Credit Agreement to "this Agreement" and the words "hereof", "herein", "hereto" and the like, shall refer to the Credit Agreement, the Second Amendment, and the Credit Agreement as amended by the Second Amendment; provided, that the words "the date of this Agreement" and "the date hereof" shall continue to refer to the date of the Credit Agreement (being August 30, 1994).

                      SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and each Bank to enter into this Second Amendment, each of the Company and the Guarantor hereby represents and warrants that each of the representations and warranties set forth in Section 8 of the Credit Agreement is true, correct and complete on and as of the date of this Second Amendment (whether or not the Second Amendment Effective Date, as defined in Section 4 hereof, occurs), and on and as of the Second Amendment Effective Date, both before and after giving effect to the amendments set forth in
Section 2 of this Second Amendment on either such date, as if each reference therein to "this Agreement" were a reference to "this Agreement as amended by the Second Amendment", except that the representations and warranties in the last sentence of Section 8.2 and in Section 8.11 of the Credit Agreement shall, each time when they are made under this Section 3, be deemed to have been amended as provided in Sections 2(j) and (k), respectively, of this Second Amendment. Each of the Company and the Guarantor further represents and warrants that, as of the date of this Second Amendment and as of the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

                      SECTION 4. CONDITIONS TO EFFECTIVENESS. The amendments set forth in Section 2 of this Second Amendment shall become effective as of the date (the "Second Amendment Effective Date"), as specified by the Administrative Agent, when counterparts hereof shall have been duly executed and delivered



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


by the Majority Banks, the Administrative Agent, the Company and the Guarantor, and when each of the conditions precedent set forth in this Section 4 shall have been fulfilled to the satisfaction of the Administrative Agent:

                 A. The Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                (1) A certificate of a senior officer of each of the Company and the Guarantor to the effect set forth in Section 4.C of this Second Amendment.

                (2) Evidence of the payment of the fees provided for in Section 4.B of this Second Amendment, and of all other fees and expenses then payable, including, without limitation, pursuant to Section 12.3 of the Credit Agreement.

                (3) Such other documents as the Administrative Agent or any Bank may reasonably request including, without limitation, all requisite governmental approvals and filings.

                 B. The Company shall have paid to the Administrative Agent, for the account of each Bank, a non-refundable amendment fee in an amount equal to 0.6250% of the amount of such Bank's Commitment (if such Bank has signed this Second Amendment) and 0.3125% (if such Bank has not signed this Second Amendment).

                 C.  As of such date:

                 (1) No Default or Event of Default shall have occurred and be continuing; and

                 (2) The representations and warranties made by the Company and the Guarantor in Section 3 hereof and in any other certificate or other document delivered in connection with this Second Amendment or the Credit Agreement as amended hereby shall be true, correct and complete on and as of each such date with the same force and effect as if made on and as of such date.

The Administrative Agent will promptly notify the other parties of the occurrence of the Second Amendment Effective Date.



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

                 SECTION 5.  MISCELLANEOUS.

                 A. This Second Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

                 B. Each of the Company and the Guarantor hereby confirms its obligation, pursuant to Section 12.3(a) of the Credit Agreement, to pay all of the Administrative Agent's costs and expenses (including, without limitation, the reasonable fees and expenses of all special counsels to the Administrative Agent) in connection with this Second Amendment, whether or not the Second Amendment Effective Date occurs.

                 C. THIS SECOND AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 D. Except as expressly set forth in this Second Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

                 IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


                                      HOME SHOPPING NETWORK, INC.,
                                        as the Company


                                      By
                                         ------------------------------------
                                         Title:

                                      HOME SHOPPING CLUB, INC.,
                                        as the Guarantor


                                      By
                                         ------------------------------------
                                         Title:


                                      The Banks

                                      LTCB TRUST COMPANY


                                      By
                                         -----------------------------------
                                         Title:

                                      BANK OF MONTREAL


                                      By
                                         -----------------------------------
                                         Title:


                                      THE BANK OF NEW YORK COMPANY, INC.


                                      By
                                         -----------------------------------
                                         Title:


                                      TORONTO DOMINION [TEXAS], INC.


                                      By
                                         -----------------------------------
                                         Title:


                                      FIRST UNION NATIONAL BANK OF
                                      NORTH CAROLINA


                                      By
                                         -----------------------------------
                                         Title:


                                      PNC BANK, KENTUCKY, INC.


                                      By
                                         -----------------------------------
                                         Title:

                                      THE DAIWA BANK, LIMITED


                                      By
                                         -----------------------------------
                                         Title:


                                      By
                                         -----------------------------------
                                         Title:

                                      The Administrative Agent


                                      LTCB TRUST COMPANY,
                                        as Administrative Agent


                                      By
                                         -----------------------------------
                                         Title: